                                                                   Exhibit 10.32

               SECOND AMENDMENT TO STANDARD INDUSTRIAL NET LEASE
          (Applied Molecular Evolution, Inc. - 11095 Flintkote Avenue)


     This SECOND AMENDMENT TO STANDARD INDUSTRIAL NET LEASE is executed as of November 14, 2002, by and between JBC SORRENTO WEST, LLC, a California limited liability company ("Landlord"), and APPLIED MOLECULAR EVOLUTION, INC., a Delaware corporation ("Tenant"), with reference to the following facts:

                                    RECITALS

     A. Landlord and Tenant have heretofore entered into that certain Standard Industrial Net Lease dated November 20, 2000, as amended by that Certain First Amendment to Standard Industrial Net Lease dated October 1, 2002 (collectively, the "Lease"), for the lease of premises located at 11095 Flintkote Avenue, San Diego, California 92121 (the "Premises").

     B. Landlord and Tenant desire to amend the Lease on the terms and conditions set forth herein.

     C. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Lease.


                                   AMENDMENT

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Lease is hereby amended as follows:

     1.   REVISION AND EXPANSION OF PREMISES.

          (a) Commencing February 1, 2003, the Premises shall be expanded to include Suites F and G of the building located at 11095 Flintkote Avenue, San Diego, California ("Suites F and G"), which contain approximately 3,078 square feet.

          (b) All references in the Lease and this Amendment to the "Premises" shall include references to Suites F and G. As a result of such expansion, the Premises will encompass Suites A, B, C, D, F and G, and will contain approximately 18,671 square feet. The Premises, as so expanded, is depicted in the attached Exhibit "A".


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          (c)  November 18, 2002, Tenant shall have access to Suites F and G without liability for Minimum Monthly Rent for the purpose of constructing improvements, installing trade fixtures and commencing operations. Such early occupancy shall be on all of the terms and conditions of the Lease (as amended hereby) other than the requirement to pay Minimum Monthly Rent. Such occupancy shall not advance the Expiration Date of the Lease.

     2. MINIMUM MONTHLY RENT. The Minimum Monthly Rent shall be the following amounts for the following periods:

Period                                            Minimum Monthly Rent
Through January 31, 2003                          As set forth in the Lease
February 1, 2003 through December 31, 2003        $26,045.00
January 1, 2004 through December 31, 2004         $37,379.00
January 1, 2005 through December 31, 2005         $38,873.00
January 1, 2006 through December 31, 2006         $40,429.00
January 1, 2007 through December 31, 2007         $42,046.00
January 1, 2008 through December 31, 2008         $43,728.00

     3. PRO RATA SHARE. As of February 1, 2003, Tenant's Pro Rata Share of Operating Costs (Section 1.6) shall be 11.5%.

     4. PARKING SPACES. As of February 1, 2003, Tenant's allocated share of the parking spaces in the Center (Section 11.9) shall be fifty-six (56) spaces.

     5. BROKERAGE COMMISSIONS. Irving Hughes Group has represented Tenant as real estate broker in connection with this Amendment, and Landlord shall pay a commission to such broker in respect of Suites F and G on the terms and conditions of a separate agreement between such broker and Landlord. Tenant warrants that it has had no dealings with any other real estate broker or agent in connection with the negotiation of this transaction, and it knows of no other real estate broker or agent who is entitled to a commission in connection with this transaction. Tenant agrees to indemnify, protect, hold harmless and defend Landlord from and against any obligation or liability to pay any commission or compensation to any other party arising from the act or agreement of Tenant.

     6. NO OTHER CHANGE. Except as otherwise expressly set forth in this Amendment, all of the terms and conditions of the Lease remain unchanged and in full force and effect.


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     IN WITNESS WHEREOF, this Second Amendment to Standard Industrial Net Lease is executed as of the date first above written.

                              "LANDLORD"

                               JBC SORRENTO WEST, a California limited liability company

                               By: /s/ Robert Peterson
                                   ------------------------
                               Print Name:
                                           ----------------
                               By: Harry A. Collins
                                   ------------------------

                               TENANT:

                               APPLIED MOLECULAR EVOLUTION,
                               INC., a Delaware corporation

                               By: /s/ Lawrence E. Bloch
                                   -------------------------
                               Name: Lawrence E. Bloch
                                     -----------------------
                               Title: CFO
                                      ----------------------

                               By:
                                   -------------------------
                               Name:
                                     -----------------------
                               Title:
                                      ----------------------




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